Exhibit 10q

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDEMENT TO EMPLOYMENT AGREEMENT ("First Amendment"), dated as of the 3rd day of December, 2002, by and between Atrion Corporation, a Delaware corporation (the "Company"), and Emile A. Battat (the "Executive").

                              W I T N E S S E T H:

WHEREAS, the Company and the Executive entered into an Employment Agreement dated as of January 1, 2002 (the "Employment Agreement"), which Employment Agreement is presently in full force and effect; and

WHEREAS, the Company and the Executive desire to amend certain provisions of the Employment Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereby agree as follows:

1. The first paragraph of Section 3(a) of the Employment Agreement is deleted in its entirety and the following is substituted in lieu and instead thereof:

      "(a) Base Salary and Bonuses. The Company shall pay the Executive a base salary (the "Base Salary") of Five Hundred Thousand and no/100 Dollars ($500,000.00) for each calendar year in the Employment Term."

2. The second paragraph of Section 3(a) of the Employment Agreement is amended by deleting the phrase "fifty percent (50%) of the Base Salary for such calendar year" and substituting in lieu and instead thereof the following:

      "Two Hundred Fifty Thousand and no/100 Dollars ($250,000.00) for calendar year 2002 and One Hundred Thousand and no/100 Dollars ($100,000.00) for each calendar year in the Employment Term after 2002."

3. This First Amendment may be executed in counterparts and by facsimile, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute and be one and the same instrument.

4. As hereby amended, the Employment Agreement remains in full force and effect.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]


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IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

                                           ATRION CORPORATION


                                           By /s/ Jeffery Strickland
                                              ----------------------
                                               Its  VP and CFO


                                           /s/Emile A. Battat
                                           ------------------
                                           Emile A. Battat


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